John Hancock Funds II

Supplement dated 9-27-13

to the current Summary Prospectus dated 12-1-12, as supplemented 3-28-13

Global High Yield Fund

Important Notice Regarding Change in Investment Policy

The following information supplements and supersedes any information to the contrary relating to Global High Yield Fund, a series of John Hancock Funds II (the “fund”), contained in the Summary Prospectus dated and supplemented as noted above.

At a meeting held on September 25-27, the fund’s Board of Trustees approved changing the fund’s name to Global Income Fund and corresponding revisions to the fund’s investment objective, 80% investment policy, and other investment strategies as set forth below that will take effect December 1, 2013. These changes are designed to provide greater flexibility for the fund to invest in a wider variety of high-yield and emerging-market debt securities, including investment-grade securities, in seeking a high level of current income with capital appreciation as a secondary objective.

Effective on December 1, 2013, the name of the fund will change to Global Income Fund.

In connection with the change to the fund’s name, also effective on December 1, 2013, the fund’s investment objective, under the heading “Investment objective” is hereby amended as follows:

To seek a high level of current income with capital appreciation as a secondary objective.

Also in connection with the change to the fund’s name, the fund’s 80% investment policy under the heading “Principal investment strategies,” has been changed. Accordingly, effective on December 1, 2013, the first paragraph under the heading “Principal investment strategies” is revised and restated as follows:

The fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed-income and other debt securities issued by U.S. and foreign corporations and foreign governments and their agencies and instrumentalities. Under normal circumstances, the fund will invest at least 40% of its net assets in foreign securities. The fixed-income and debt securities in which the fund invests typically will consist of a wide variety of high-yield and emerging-markets securities, as described below.

Furthermore, effective on December 1, 2013, the third paragraph under the heading “Principal investment strategies” is revised and restated as follows:

Emerging-markets securities include fixed-income securities and other instruments (including derivatives) that are tied economically to countries with emerging securities markets or whose performance is linked to those markets, economies or ability to repay loans. A security or instrument is tied economically to an emerging-market country if it is principally traded on the country’s securities markets or the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country. Emerging-markets fixed-income securities also include securities or other instruments whose return is based on the return of emerging securities markets or securities tied economically to those markets, including the derivative instruments described above and instruments created to hedge or gain exposure to these markets. With respect to emerging markets, it is anticipated that the fund will focus most of its investments in Asia, Africa, the Middle East, Latin America and the developing countries of Europe. The fund also may invest in a number of countries deemed by the subadvisor to be developed markets. The fund will invest in emerging-markets securities of any credit quality, and at any given time a significant portion of the fund’s assets may be invested in emerging-markets securities rated both below-investment-grade and investment-grade or better (or, if unrated, of equivalent quality as determined by the subadvisor).

The remainder of the investment strategy disclosure under the heading “Principal investment strategies” has not been changed.

You should read this Supplement in conjunction with the Summary Prospectus and retain it for future reference.